UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  February 9, 2010

                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)



       Ohio                         1-8519                      31-1056105
 (State or other            (Commission File Number)          (IRS Employer
  jurisdiction                                              Identification No.)
 of incorporation)

 221 East Fourth Street
    Cincinnati, Ohio                                               45202

(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code:  (513) 397-9900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant  to Rule 425 under the Securities Act
      (17  CFR  230.425)

[  ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR  240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events

     On February 11, 2010, Cincinnati Bell Inc. announced that its board of directors has authorized the repurchase of its common shares in an amount up to $150 million. Cincinnati Bell expects to implement the share repurchase program through purchases made from time to time in either the open market or through privately negotiated transactions. The timing, volume, and nature of share repurchases will be at the discretion of management, depending on market conditions, applicable securities laws, and other factors, and may be suspended or discontinued at any time.


                           Forward Looking Statements
                           --------------------------

     Certain of the statements and predictions contained in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, statements, projections or estimates that include or reference the words "believes," "anticipates," "plans," "intends," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: changing market conditions and growth rates within the telecommunications industry or generally within the overall economy; changes in competition in markets in which the company operates; pressures on the pricing of company products and services; advances in telecommunications technology; the ability to generate sufficient cash flow to fund the company's business plan, repay the company's debt and interest obligations, and maintain its networks; the ability to refinance indebtedness when required on commercially reasonable terms; changes in the telecommunications regulatory environment; changes in the demand for the company's services and products; the demand for particular products and services within the overall mix of products sold, as the company's products and services have varying profit margins; the company's ability to introduce new service and product offerings on a timely and cost effective basis; work stoppage caused by labor disputes; restrictions imposed under various credit facilities and debt instruments; the company's ability to attract and retain highly qualified employees; the company's ability to access capital markets and the successful execution of restructuring initiatives; changes in the funded status of the company's retiree pension and healthcare plans; disruption in operations caused by a health pandemic, such as the H1N1 influenza virus; changes in the company's relationships with current large customers, a small number of whom account for a significant portion of company revenue; and disruption in the company's back-office information technology systems, including its billing system. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. The forward-looking statements included in this report represent company estimates as of February 10, 2010. Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CINCINNATI BELL INC.




                                           By:  /s/  Christopher  J.  Wilson
                                              ----------------------------------
                                              Christopher J. Wilson
                                              Vice President, General Counsel
                                              and  Secretary

Date:  February  11,  2010


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